                                                                   EXHIBIT 10.14


                                                                  EXECUTION COPY

                                AMENDMENT NO. 1

                                  AND WAIVER

                                      to

                      SECURED GUARANTEED CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 AND WAIVER (the "Amendment and Waiver"), dated as of May 28, 1998 among Ziff-Davis Inc. (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank") and The Bank of New York, as Administrative Agent (the "Administrative Agent"),

                                  WITNESSETH:

          WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Secured Guaranteed Credit Agreement dated as of May 4, 1998 (the "Credit Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement); and

          WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the waiver more fully set forth herein; and

          WHEREAS, the Borrower, the Banks and the Administrative Agent wish to amend the Credit Agreement as more fully set forth herein; and

          WHEREAS, such waiver and amendment shall be of benefit, either directly or indirectly, to the Borrower;

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amendments.   Upon and after the Amendment Effective Date (as
               ----------
defined in Section 4 hereof):

               (a) Section 10.01(b)(iv) of the Credit Agreement shall be amended by replacing the phrase "Notice of Assignment" appearing therein with the phrase "Assignment and Assumption Agreement";

               (b) Section 10.10(a)(ii) of the Credit Agreement shall be amended by restating clause (C) thereof as follows:

               "(C) such assignment shall have been effected pursuant to an Assignment and Assumption Agreement executed by such Person and such transferor Bank and acknowledged by the Administrative Agent, the Swing Line Bank, the Issuing Bank and, if required hereunder, the Borrower,";

          (c) Section 11.01 of the Credit Agreement shall be amended by (i) replacing the phrase "Notice of Assignment" appearing in the definitions of "Domestic Lending Office" and "Eurodollar Lending Office" appearing therein with the phrase "Assignment and Assumption Agreement", (ii) deleting in its entirety the definition of "Notice of Assignment" appearing therein and (iii) adding thereto, in correct alphabetical order, a definition of "Assignment and Assumption Agreement" reading in its entirety as follows:

               "Assignment and Assumption Agreement" means an Assignment
                -----------------------------------
          and Assumption Agreement substantially in the form of Exhibit G.";
                                                                ----------

          (d) Schedule 10.10(a) to the Credit Agreement shall be deleted in its entirety; and

          (e)  the Credit Agreement shall be amended by adding a new Exhibit G
                                                                     ---------
thereto reading in its entirety as set forth as Exhibit G hereto.
                                                ---------

     2.   Waiver. In connection with the proposed sale by the Borrower of up to
          ------
3,870,000 additional shares of its common stock pursuant to the exercise of the over-allotment option with respect to the Offering (the "Over-Allotment Option"), the Required Banks hereby waive the provisions of Section 4.05,
Section 4.08 and Section 4.13 of the Credit Agreement to the extent that the Borrower would otherwise be in breach thereof as a result of the purchase by the Borrower from SOFTBANK Holdings Inc. of up to 3,870,000 shares of the Borrower's common stock (the "SOFTBANK Shares") so long as (i) the Borrower shall have received net cash proceeds from the exercise of the Over-Allotment Option in an amount not less than the amount paid to SOFTBANK Holdings Inc. for the purchase of the SOFTBANK Shares either prior to or simultaneously with such purchase and
(ii) such exercise of the Over-Allotment Option and the receipt of such cash proceeds by the Borrower shall occur on or before June 8, 1998.

     As provided in Section 10.07 of the Credit Agreement, the foregoing waiver shall be effective only in the specific instance and for the specific purpose for which it is given.

     3.   Representations and Warranties. In order to induce the Administrative
          ------------------------------
Agent and the Banks to agree to the waiver under, and the amendments to, the Credit Agreement set forth herein, the Borrower hereby represents and warrants that the Borrower and each Guarantor has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and Waiver and the Credit Agreement as amended by this Amendment and Waiver. This Amendment and Waiver has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor and is, and the Credit Agreement as amended thereby is, the legal, valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their terms by the Borrower and each Guarantor of this Amendment and Waiver and the Credit Agreement as amended by this Amendment and Waiver, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval, Governmental Registration or any other consent or approval, including any consent or approval of the stockholders of the Borrower or any Guarantor, other than Governmental Approvals, Governmental Registration and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such consents or approvals required under any Applicable Law or Contract as in effect on the Effective Date, are listed on Schedule 3.03 to the Credit
                                            -------------
Agreement or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Affiliate under (i) any Contract to which the Borrower or any Affiliate is a party or by which the Borrower or any Affiliate or any of their respective properties may be bound or (ii) any Applicable Law.

     4.   Effectiveness. This Amendment and Waiver shall become effective as of
          -------------
the date first referenced above on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received this Amendment and Waiver executed and delivered by the Borrower, the Administrative Agent and the Required Banks.

     5.   Payment of Expenses. The Borrower hereby agrees to pay all reasonable
          -------------------
costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver and any other documents or instruments which may be delivered in connection herewith.

     6.   Counterparts. This Amendment and Waiver may be executed in counter-
          ------------
parts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     7.   Ratification. The Credit Agreement, as amended by this Amendment and
          ------------
Waiver, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     8.   Governing Law. The rights and duties of the Borrower, the Banks and
          -------------
the Administrative Agent under this Amendment and Waiver shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     9.   Reference to Agreement. From and after the Amendment Effective Date,
          ----------------------
each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment and Waiver.

          IN WITNESS WHEREOF, the parties have caused this Amendment and Waiver to be duly executed as of the date first written above.

                                    ZIFF-DAVIS INC.


                                    By: /s/ Thomas L. Wright
                                       -------------------------------------
                                        Name: Thomas L. Wright
                                        Title: Vice President and Treasurer


                                    THE BANK OF NEW YORK,
                                        as Administrative Agent, Issuing Bank,
                                        Swing Line Bank and a Bank


                                    By: /s/ Brendan T. Nedzi
                                       -------------------------------------
                                        Name:  Brendan T. Nedzi
                                        Title: Senior Vice President


                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as a Bank


                                    By: /s/ Henry F. D'Alessandro
                                       -------------------------------------
                                        Name: Henry F. D'Alessandro
                                        Title: Vice President


                                    THE CHASE MANHATTAN BANK, as a Bank


                                    By: /s/ John P. Haltmaier
                                       -------------------------------------
                                        Name: John P. Haltmaier
                                        Title: Vice President



                                    DLJ CAPITAL FUNDING, INC., as a Bank


                                    By: /s/ Harold J. Phillips
                                       -------------------------------------
                                        Name: Harold J. Phillips
                                        Title: Managing Director

                                         BANK OF AMERICA NT&SA, as a Bank


                                         By: /s/ Carl F. Salas
                                            ----------------------------------
                                            Name: Carl F. Salas
                                            Title: Vice President

                                         CREDIT SUISSE FIRST BOSTON, as a Bank


                                         By: /s/ Judith E. Smith
                                            ----------------------------------
                                            Name: Judith E. Smith
                                            Title: Director


                                         By: /s/ Todd C. Morgan
                                            ----------------------------------
                                            Name: Todd C. Morgan
                                            Title: Director

                                         FIRST UNION NATIONAL BANK, as a Bank


                                         By: /s/ Jim F. Redman
                                            ----------------------------------
                                            Name: Jim F. Redman
                                            Title: Senior Vice President


                                         MELLON BANK, N.A., as a Bank


                                         By: /s/ David McGowan
                                            ----------------------------------
                                            Name: David McGowan
                                            Title: Vice President

                                   MERITA BANK LTD, New York Branch, as a
                                      Bank

                                   By: /s/ Frank Maffei
                                      ------------------------------------------
                                      Name: Frank Maffei
                                      Title: Vice President


                                   By: /s/ Clifford Abramsky
                                      ------------------------------------------
                                      Name: Clifford Abramsky
                                      Title: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION, as a
                                      Bank


                                   By: /s/ Steffen W. Crowther
                                      ------------------------------------------
                                      Name: Steffen W. Crowther
                                      Title: Vice President


                                   BANK LEUMI USA, as a Bank


                                   By: /s/ Joung Hee Hong
                                      ------------------------------------------
                                      Name: Joung Hee Hong
                                      Title: Vice President


                                   THE BANK OF NOVA SCOTIA, as a Bank


                                   By: /s/ Vincent J. Fitzgerald Jr.
                                      ------------------------------------------
                                      Name: Vincent J. Fitzgerald Jr.
                                      Title: Authorized Signatory

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Bank

                                        By: /s/ Emile Elnems
                                           -----------------------------------
                                           Name: Emile Elnems
                                           Title: Assistant Vice President


                                        CRESTAR BANK, as a Bank


                                        By: /s/ La Tarnya B. Mason
                                           -----------------------------------
                                           Name: La Tarnya B. Mason
                                           Title: Assistant Vice President


                                        KEY CORPORATE CAPITAL INC., as a Bank


                                        By: /s/ Michael Stark
                                           -----------------------------------
                                           Name: Michael Stark
                                           Title: Assistant Vice President


                                        USTRUST, as a Bank


                                        By: /s/ Thomas F. Macina
                                           -----------------------------------
                                           Name: Thomas F. Macina
                                           Title: Vice President


                                        MITSUBISHI TRUST AND BANKING
                                          CORPORATION, as a Bank


                                        By: /s/ Toshihiro Hayashi
                                           -----------------------------------
                                           Name: Toshihiro Hayashi
                                           Title: Senior Vice President

                                          ABN AMRO, as a Bank


                                          By: /s/ Frances O. Logan
                                             ----------------------------------
                                             Name: Frances O. Logan
                                             Title: Group Vice President


                                          By: /s/ William S. Bennett
                                             ----------------------------------
                                             Name: William S. Bennett
                                             Title: Vice President


                                          THE LONG TERM CREDIT BANK OF JAPAN,
                                             LTD., as a Bank


                                          By: /s/ Ken Yoshizaki
                                             ----------------------------------
                                             Name: Ken Yoshizaki
                                             Title: Deputy General Manager

                                          NORTHERN LIFE INSURANCE COMPANY, as
                                             a Bank


                                          By: /s/ James V. Wittich
                                             ----------------------------------
                                             Name: James V. Wittich
                                             Title: Assistant Treasurer


                                          RELIASTAR LIFE INSURANCE COMPANY, as
                                             a Bank


                                          By: /s/ James V. Wittich
                                             ----------------------------------
                                             Name: James V. Wittich
                                             Title: Authorized Representative

                                        SECURITY CONNECTICUT LIFE INSURANCE
                                           COMPANY, as a Bank


                                        By: /s/ James V. Wittich
                                           ------------------------------------
                                           Name: James V. Wittich
                                           Title: Assistant Treasurer


                                        RELIASTAR UNITED SERVICES LIFE
                                           INSURANCE COMPANY, as a Bank


                                        By: /s/ James V. Wittich
                                           ------------------------------------
                                           Name: James V. Wittich
                                           Title: Assistant Treasurer


                                        GENERAL ELECTRIC CAPITAL CORP., as a
                                           Bank


                                        By: /s/ Holly Kaczmarczyk
                                           ------------------------------------
                                           Name: Holly Kaczmarczyk
                                           Title: Duly Authorized Signatory


                                        BANKBOSTON, N.A., as a Bank


                                        By: /s/ Daniel M. Kortick
                                           ------------------------------------
                                           Name: Daniel M. Kortick
                                           Title: Director

                                                                       EXHIBIT G
                                                                       ---------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT dated as of _________________, among [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee").

                                  WITNESSETH

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Secured Guaranteed Credit Agreement dated as of May 4, 1998 among Ziff-Davis Inc., the Banks listed on the signature pages thereof, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor [has an RC Commitment to make RC Loans to the Borrower] [and has made [Term A] [Term B] Loans to the Borrower]/1/;

     WHEREAS, [Term A] [Term B] [RC] Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ /2/ are outstanding at the date hereof;

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its [RC Commitment thereunder] [Term A Loans] [Term B Loans] in an amount equal to $_________ (the "Assigned Amount[s]"), together with a corresponding portion of its outstanding [RC] Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein
                -----------
shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the
                ----------
Assignee all the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount[s],

_______________________
/1/  Include as appropriate.

/2/ For assignments of multiple Loans (e.g., Term B and RC), include breakdown of outstandings by Loan.

/3/ For assignments of multiple Commitments (e.g., Term B and RC), include breakdown of assigned portions by Commitment type.

and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount[s], including the purchase from the Assignor of the corresponding portion of the principal amount of the [Term A] [Term B] [RC] Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower,] /4/ the Administrative Agent, the Issuing Bank and the Swing Line Bank and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with [an RC Commitment] [Term A Loans] [Term B Loans] /5/ in [an amount] [amounts] /6/ equal to the Assigned Amount[s], and (ii) the [RC Commitment] of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          Section 3. Payments. As consideration for the assignment and sale
                     --------
contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in immediately available funds an amount mutually agreed between them./7/ It is understood that any fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          Section 4. Consent of [the Borrower,]/8/ the Administrative Agent, the
                     -----------------------------------------------------------
Issuing Bank and the Swing Line Bank. This Agreement is conditioned upon the
------------------------------------
consent of [the Borrower,] the Administrative Agent, the Issuing Bank and the Swing Line Bank pursuant to Section 10.10(a)(ii) of the Credit Agreement. The execution of this Agreement by [the Borrower,] the Administrative Agent, the Issuing Bank and the Swing Line Bank is evidence of such consent.

          Section 5. Non-Reliance on Assignor. The Assignor makes no
                     ------------------------
representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or any Guarantor, or the validity and enforceability of the obligations of the Borrower or any Guarantor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed

__________________

/4/ Include consent of Borrower unless not required in accordance with Section 10.10(a)(ii)(A) of the Credit Agreement.

/5/  Include as appropriate.

/6/  Include as appropriate.

/7/ Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any fees to be paid by the Assignor to the Assignee.

/8/ Include consent of Borrower unless not required in accordance with Section 10.10(a)(ii)(A) of the Credit Agreement.

appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and the Guarantors.

     Section 6. Governing Law. The rights and obligations of the parties hereto
                -------------
shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the laws of the State of New York.

     Section 7. Counterparts. This Agreement may be signed in any number of
                ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 8. No Amendment. This Agreement is not an amendment of the Credit
                ------------
Agreement, and, except as expressly set forth in Section 2, shall not affect the respective rights or obligations of any of the parties to the Credit Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                        [ASSIGNOR]


                                        By:____________________________________
                                           Name:
                                           Title:


                                        [ASSIGNEE]


                                        By:____________________________________
                                           Name:
                                           Title:

[The Assignee's Lending Offices and address for notices are as follows:

Domestic Lending Office:

Eurodollar Lending Office:

Notice Address:]/9/

___________________________________
/9/  Omit if the Assignee is a Bank.

Assignment and release consented to:

[ZIFF-DAVIS INC.]/10/


By:_______________________________
   Name:
   Title:

THE BANK OF NEW YORK,
 as Administrative Agent


By:_______________________________
   Name:
   Title:


[SWING LINE BANK]


By:_______________________________
   Name:
   Title:


[ISSUING BANK]


By:_______________________________
   Name:
   Title:





_________________
/10/ Include consent of Borrower unless not required in accordance with Section 10.10(a)(ii)(A) of the Credit Agreement.